SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  January 1, 2002



                        Aspen Group Resources Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Yukon, Canada                  0-28814                   98-0164357
----------------------------       ----------------        ---------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


         3000 Bank One Center
          100 North Broadway
       Oklahoma City, Oklahoma                                      73102
 --------------------------------------                           ---------
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code:  (405) 606-8500
                                                            ----------------

                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Effective January 1, 2002, Aspen Group Resources Corporation ( the "Registrant") acquired 39,314,048 shares, representing approximately 79.8%, of the outstanding common stock of Endeavour Resources, Inc. ("Endeavour"), a corporation incorporated under the Business Corporations Act of the Province of Alberta, Canada, in exchange for approximately 9,337,086 shares, representing approximately 31.6%, of the outstanding Common Stock of the Registrant together with share purchase warrants entitling the tendering Endeavour shareholders to purchase an additional 4,668,543 shares of the Common Stock of the Registrant. Each whole share purchase warrant entitles the holder to purchase one share of Common Stock of the Registrant at a price of US$1.25 until September 30, 2002, or US$1.75 thereafter until June 30, 2003.

     In addition, effective January 1, 2002, the Registrant acquired common share purchase warrants of Endeavour entitling the holder to acquire approximately 3,750,000 additional shares of Endeavour common stock. In exchange for these warrants, the Registrant issued 890,625 Class B common share purchase warrants (the "Class B Warrants"), each whole Class B Warrant entitling the holder to purchase one share of the Common Stock of the Registrant at a price of US$1.33 per share until June 28, 2002. The Endeavour common stock and warrants are herein referred to as the "Endeavour Securities."

     The Registrant and Endeavour are publicly-owned independent energy companies engaged in the exploration for, development and production of petroleum and natural gas in Canada and the United States. The Registrant's oil and gas operations are located primarily in the States of Oklahoma, Kansas and Texas. Endeavour's oil and gas operations are located primarily in the Province of Alberta. The Registrant made the offer to purchase the Endeavour Securities in order to acquire control of or to own all of the outstanding Endeavour Securities and thereby to increase its oil and gas production, and to acquire the growth potential of Endeavour's oil and gas production.

     The Registrant's offer for Endeavour Securities will continue until January 31, 2002. Upon completion of its offer, the Registrant intends to complete the acquisition of 100% of the Endeavour Securities through a compulsory transaction permitted under applicable law upon the same terms included in the offer. Upon completion of the acquisition of the Endeavour Securities, the Registrant estimates that it will have issued an aggregate of approximately 11,944,811 shares, representing approximately 37.2% of its Common Stock and warrants to purchase an aggregate of 6,863,030 shares of its Common Stock.

     Prior to making the offer to purchase the Endeavour Securities, the Registrant and a group of 14 Endeavour shareholders holding collectively 19,419,873 shares, or 48.9%, of Endeavour's outstanding common stock entered into various agreements in which, among other things, the Endeavour shareholders committed to tender their shares to the Registrant. Upon completion of the transaction, assuming that the Registrant acquires all of the Endeavour Securities, such 14 Endeavour shareholders will hold in the aggregate, directly or indirectly, 5,379,741 shares, or approximately 16.7%, of the outstanding Common Stock of the Registrant and warrants to acquire an additional 2,689,870 shares.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

     (b)  Pro forma financial information.

Items (a) and (b) above shall be provided by amendment to this Form 8-K filed within 60 days of the date this report is required to be filed.

     (c)  Exhibits.

          1.   Offer to Purchase dated November 23, 2001.

          2. Notice of Change and Extension to offer to Purchase dated December 21, 2001.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         ASPEN GROUP RESOURCES CORPORATION



Dated:  January 14, 2002                 By:  /s/  Jack E. Wheeler
                                              --------------------------------
                                              Name:  Jack E. Wheeler
                                              Title: Chairman of the Board and
                                                     Chief Executive Officer

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

(2)A.          Offer to Purchase, dated November 23, 2001.

(2)B.          Notice of Change and Extension to Offer to Purchase, dated
               December 21, 2001